John Hancock Funds II
International Growth Opportunities Fund

Supplement dated February 17, 2017 to the current Prospectus, as supplemented

At its meeting on December 8, 2016, the Board of Trustees of John Hancock Funds II (the “Board”) approved the closing and liquidation of International Growth Opportunities Fund (the “Fund”) pursuant to a Plan of Liquidation (the “Plan”) approved by the Board. The Board determined that continuation of the Fund is not in the best interests of the Fund or its shareholders as a result of factors or events adversely affecting the Fund’s ability to conduct its business and operations in an economically viable manner. As of the close of business on February 21, 2017, there will be no shareholders in the Fund and the Fund will be liquidated on such date.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.